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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of Earliest Event Reported): March 5, 2001


                               H.J. HEINZ COMPANY
             (Exact name of registrant as specified in its charter)


      Pennsylvania                     1-3385                 25-0542520
(State of Incorporation)     (Commission File Number)      (I.R.S. Employer
                                                          Identification No.)

     600 Grant Street, Pittsburgh,                            15219
              Pennsylvania                                  (Zip Code)
(Address of principal executive offices)


                                  412-456-5700
              (Registrant's telephone number, including area code)


                                 Not Applicable
         (Former name or former address, if changed since last report)


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ITEM 5. OTHER EVENTS.

     On March 5, 2001, H.J. Heinz Company issued a press release relating to its revised earnings outlook for the second half of the fiscal year ending May 2, 2001 and its preliminary earnings outlook for the fiscal year ending May 1, 2002. A copy of the press release is attached hereto as Exhibit 99.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

     (c) EXHIBITS:

Exhibit Number
(Referenced to
Item 601 of
Regulation S-K)                   Description of Exhibit
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     99             H.J. Heinz Company press release dated March 5, 2001



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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        H.J. HEINZ COMPANY


                                        By /s/ Laura Stein
                                           ----------------------------------
                                           Laura Stein
                                           Senior Vice President and
                                           General Counsel

Dated: March 8, 2001